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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 15, 2008

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On September 15, 2008, SmartGlass International Ltd. (SGI), a licensee of Research Frontiers Inc., announced in a press release that it will launch its line of SPD-SmartGlass architectural window products at the 100% Detail show being held from September 18-21, 2008 at Earls Court in London, England.

SGI plans to exhibit four large SPD-SmartGlass panels that will be used in the walls of a circular meeting room at their stand (T28) at the show. These panels use second-generation SPD-Smart film recently supplied by Hitachi Chemical Co., Ltd. with lamination done by SGI at their new and expanded manufacturing facility in Dublin, Ireland. This 1,860 m2
(20,000 ft2) facility houses the company's design, tempering, laminating and quality control operations, and its product showroom.

SGI also noted in their press release that their company had recently completed a multi-panel roof-lite project in London.

SGI's line of SPD-SmartGlass also has been named to the short list for 100% Detail's Most Innovative Building Product Award. Supported by the industry publication Architecture Today, judging for this prestigious award is based on several factors including innovation, the use of materials and technology, and sustainability.


SmartGlass International's press release is included herewith as an exhibit.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  SmartGlass International Press Release dated September 15, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President

Dated: September 15, 2008